American International Construction Inc.
             A Division Of American International Consolidated Inc.
                                 14603 Chrisman
                              Houston, Texas 77039
                       (281) 449-900 - Fax (281) 442-6351





December 24, 1997



Mr. Ken Maddox
M. B. C. I.
14031 West Hardy
Houston, Texas 77238

Re: Loan Agreement - April 24, 1996

Dear Ken:

     Attached to this letter is a copy of our letter dated September 19, 1997 and your acknowledgment and waiver of the loan covenants violated as indicated. We respectfully request your extension of these waivers from December 31, 1997 to February 28, 1998. Your signature below confirms your consent to extend the date of these waivers.


                                          Sincerely,

                                          /s/ Jim Williams

                                          Jim Williams

M. B. C. I. hereby acknowledges and consents to extending and waives any remedies provided pursuant to the loan as a result of these covenant violations through February 28, 1998.

                                                 Metal Building Components, Inc.

                                                 /s/ Kenneth Maddox
                                                 -------------------------------
                                                 Signature

                                                 Kenneth Maddox
                                                 -------------------------------
                                                 Printed Name

                                                 Vice President/CEO
                                                 -------------------------------
                                                 Title

                                                 12/24/97
                                                 -------------------------------
                                                 Date

                            "Quality Brings Success"

                    American International Construction Inc.
             A Division Of American International Consolidated Inc.
                                 14603 Chrisman
                              Houston, Texas 77039
                       (281) 449-9000 * Fax (281) 442-6351




September 19, 1997


Mr. Ken Maddox
M.B.C.I.
14031 West Hardy
Houston, Texas 77238


Re: Loan Agreement - April 24, 1996

Dear Ken:

     During the process of refiling our Registration Statement with the S.E.C., and the review by our accountants Hein + Associates LLP, it has been noted that we need to update your consent relative to the following Negative Covenants in the referenced loan agreement with your company (the " Loan"). Accordingly, please acknowledge or confirm the following:

     (A) - AICI has acquired a 37.5% interest in a Limited Liability Company. This Limited Liability Company is a general partner (45% ownership) in a Limited Partnership that owns a mini-storage project (U.S. Storage/Westheimer). This acquisition of ownership was acquired in order for AICI to secure the construction contract for the related mini-storage project for approximately $1.4 million.

     I. - M.B.C.I. hereby acknowledges and consents to this investment and waives any remedies provided pursuant to the Loan as a result of this covenant violation.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (B) - AICI has acquired a 24.5% interest in a Limited Liability Company which is a general partner (45% ownership) in a Limited Partnership that owns a mini-storage project (U.S. Storage/Woodlands). This acquisition of ownership was acquired in order for AICI to serve the construction contract for the related mini-storage project for approximately $1.5 million.

     II. - M.B.C.I. hereby acknowledges and consents to this investment and waives any remedies provided pursuant to the Loan as a result of this covenant violation.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)







                            "Quality Brings Success"

Mr. Ken Maddox
September 19, 1997
Page 2


     (C) - AICI has acquired a 24.5% interest in a Limited Liability Company which is a general partner (45% ownership) in a Limited Partnership that owns a mini-storage project (U.S. Storage/Atascocita). This acquisition of ownership was acquired in order for AICI to serve the construction contract for the related mini-storage project for approximately $900,000.00.

III. M.B.C.I. hereby acknowledges and consents to this investment and waives any remedies provided pursuant to the Loan as a result of this covenant violation.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (D) - AICI is currently delinquent in the timely payment of its accounts payable with M.B.C.I. and it is estimated the amount past due (over 45 days old) will range from $.5 to $1 million.

     IV. - M.B.C.I. hereby acknowledges notification of this past due amount and waives any remedies provided pursuant to the Loan as a result of this covenant violation through December 31, 1997.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (E) - AICI did not reach its Earnings Before Interest Covenant requirements of 1.5% of gross revenues as of April 30, 1997.

     V. - M.B.C.I. hereby acknowledges notification of this deficiency in required gross profit and waives any remedies provided pursuant to the Loan as a result of this covenant violation through December 31, 1997.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (F) - AICI did not provide M.B.C.I. with additional financial statements within 90 days of April 30, 1997.

     VI. - M.B.C.I. hereby acknowledges this covenant violation and waives any remedies provided pursuant to the Loan as a result of this covenant violation through December 31, 1997.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

Mr. Ken Maddox
September 19, 1997
Page 3

     (G) - AICI  has  contacted  a  realtor  in order to  market  the  company's
principal   office  and  warehouse   facility  in  an  effort  to  consummate  a
sale/leaseback arrangement.

VII. - M.B.C.I. hereby acknowledges notification of AICI's intent.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     Your prompt response to the items addressed will be greatly appreciated. Please feel free to contact John Wilson, Bill Betzler or me if you need any further information.

Sincerely,

/s/ Jim Williams
------------------------------------
Jim Williams
VP- Finance

Enclosures
cc:      John Wilson
         Bill Betzler

JW/ad

STATE OF TEXAS

COUNTY OF HARRIS

SWORN TO AND SUBSCRIBED by the said Kenneth W. Maddox before and undersigned, a Notary Public in and for the County and State aforesaid this 16th day of October, 1997.

My Commission Expires
3-4-99                                    /s/ Cathy J. Noel
------                                    --------------------------------------
                                          Notary Public


Cathy J. Noel
Notary Public State of Texas
Commission Expires 3-4-99